POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Patrick F.X. Nilan, Michael Nilan and Eugene V. Malinowski as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

      NAME                                      DATE
      ----                                      ----

 /s/ Michael Nilan                              March 12, 1997
-----------------------------------
Michael Nilan
President and Chief Executive Officer
(principal executive officer)
Bayonne Bancshares, Inc.

Vice President and Chief Operating Officer
First Savings Bank of New Jersey, SLA

 /s/ Patrick F.X. Nilan                         March 12, 1997
-----------------------------------
Patrick F.X. Nilan
Chairman of the Board,
Bayonne Banchares, Inc.

President, Chief Executive Officer
and Chairman of the Board
(principal executive officer)
First Savings Bank of New Jersey, SLA

 /s/ Eugene V. Malinowski                     March 12, 1997
-----------------------------------
Eugene V. Malinowski
Vice President and Chief Financial Officer
(principal accounting and financial officer)
Bayonne Bancshares, Inc.

Vice President and Chief Financial Officer
(principal accounting and financial officer)
First Savings Bank of New Jersey, SLA



 /s/ Patrick D. Conaghan                      March 12, 1997
-----------------------------------
Patrick D. Conaghan
Director
Bayonne Bancshares, Inc.

Director
First Savings Bank of New Jersey, SLA



 /s/ Sam P. Lamparello                        March 12, 1997
-----------------------------------
Sam P. Lamparello
Director
Bayonne Bancshares, Inc.

Director
First Savings Bank of New Jersey, SLA



 /s/ James F. Sisk                            March 12, 1997
-----------------------------------
James F. Sisk
Director
Bayonne Bancshares, Inc.

Director
First Savings Bank of New Jersey, SLA

 /s/ Frederick G. Whelply                     March 12, 1997
-----------------------------------
Frederick G. Whelply
Director
Bayonne Bancshares, Inc.

Director
First Savings Bank of New Jersey, SLA



 /s/ Joseph L. Wisniewski                     March 12, 1997
-----------------------------------
Joseph L. Wisniewski
Director
Bayonne Bancshares, Inc.

Director
First Savings Bank of New Jersey, SLA